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                           BNY Hamilton Funds, Inc.

                       Supplement dated August 20, 2008
     To BNY Hamilton Equity Funds Prospectus--Class A and Investor Shares
                                      and
            To BNY Hamilton Funds Prospectus--Institutional Shares
                           each dated April 25, 2008

   On July 23, 2008, The Bank of New York Mellon Corporation, which is the parent company of The Bank of New York Mellon (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), announced that it had entered into an agreement pursuant to which it would sell the investment advisory business of Gannett Welsh & Kotler, LLC ("GWK"), a subsidiary of the Advisor and the sub-adviser to the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund (the "Existing Funds"), to Affiliated Managers Group, Inc. ("AMG"). The sale is expected to close in September or October 2008.

   In connection with this transaction, on July 24, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Funds (the "Board") unanimously approved two Agreements and Plans of Reorganization (each, an "Agreement") pursuant to which shares of the BNY Hamilton Multi-Cap Equity Fund will be exchanged for shares of total equal value in the GW&K Multi-Cap Equity Fund and shares of the BNY Hamilton Municipal Enhanced Yield Fund will be exchanged for shares of total equal value in the GW&K Municipal Enhanced Yield Fund (each, a "Proposed Transaction"). Each Proposed Transaction is expected to be tax-free to shareholders of the relevant Existing Fund. Neither Existing Fund's expense ratio will increase at this time because each of the Advisor and AMG has undertaken as necessary to waive its fees and/or reimburse expenses from July 24, 2008 until two years following completion of the Proposed Transaction. The GW&K Multi-Cap Equity Fund will be managed by the same investment personnel using substantially the same investment program as the BNY Hamilton Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund will be managed by the same investment personnel using substantially the same investment program as the BNY Hamilton Municipal Enhanced Yield Fund.

   To effect each Proposed Transaction, the GW&K Multi-Cap Equity Fund, a newly organized fund advised by Managers Investment Group LLC, a wholly-owned subsidiary of AMG, will acquire all of the assets and assume all of the liabilities of the BNY Hamilton Multi-Cap Equity Fund in exchange for shares of the GW&K Multi-Cap Equity Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the BNY Hamilton Multi-Cap Equity Fund. Similarly, the GW&K Municipal Enhanced Yield Fund, a newly organized fund advised by Managers Investment Group LLC, a wholly-owned subsidiary of AMG, will acquire all of the assets and assume all of the liabilities of the BNY Hamilton Municipal Enhanced Yield Fund in exchange for shares of the GW&K Municipal Enhanced Yield Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the BNY Hamilton Municipal Enhanced Yield Fund.

   Each Proposed Transaction is subject to the approval of the shareholders of the relevant Existing Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in early September, 2008. If an Agreement is approved by the relevant Existing Fund shareholders and certain other conditions required by the Agreement are satisfied, the relevant Proposed Transaction is expected to occur in November 2008.

   In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

   The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the GW&K Multi-Cap Equity Fund or the GW&K Municipal Enhanced Yield Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the Proposed Transaction has been filed with the Securities and Exchange Commission and becomes effective.

   The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.